                                                                                                                       Exhibit 99(j)

                                                    LYNCH CORPORATION CERTIFICATE

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                                                                    2                     SUBSTITUTE FORM W-9
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THIS  LETTER  OF   TRANSMITTAL   INCLUDING   THE   ACCOMPANYING     PLEASE  CERTIFY YOUR TAXPAYER ID OR SOCIAL  SECURITY  NUMBER BY
INSTRUCTIONS,  SHOULD BE READ CAREFULLY  BEFORE THIS .LETTER OF     SIGNING BELOW.
TRANSMITTAL IS COMPLETED.

Lynch  Corporation is conducting a rights offering (the "Rights
Offering')  which entitles the holders of the Company's  common shares (the  "Common  Shares"),  as of the close of business on
________ (the "Record Date') to receive one subscription  right
("Subscription  Right") for each Common Share held of record on the Record Date. Hollers of Subscription Rights are entitled to subscribe  for and  purchase  one Common  Share for every three
Subscription Rights (the "Basic  Subscription  Privilege") at a
subscription price of $xx.xx per share. Each Subscription Right     ----------------------------------------------------------------
will also  include an over  subscription  whereby  holders  who     If  the   Taxpayer  ID  Numbe
exercise  their Basic  Subscription  Privilege  in full will be     printed  above is INCORRECT OR    /__/__/__/__/__/__/__/__/__/
entitled to purchase  additional Common Shares pro rata,  based     if the space is BLANK write in
on the  number of Common  Shares  purchased  through  the Basic     the CORRECT number here.
Subscription  Privilege  in  proportion  to the total number of     ----------------------------------------------------------------
Common Shares that the holder and other oversubscribing holders     Under penalties of perjury. I certify that:
purchased    through   the   Basic    Subscription    Privilege     1.  The  number  shown  on  this  form is my  correct  taxpayer
(the "Oversubscrption Privilege").                                  identification  number  (or I am  waiting  for a  number  to be issued to me), AND
For a more complete  description of the terms and conditions of     2. I am not  subject to backup  withholding  because:  (A) I am
the  Rights  Offering,  please  refer to the  Prospectus  dated     exempt from backup withholding, or (B) I have not been notified
_____, 2005 (the "Prospectus"), which is incorporated herein by     by the  Internal  Revenue  Service  (IRS)  that I am subject to
reference.  Copies of the Prospectus are available upon request     backup  withholding  as a result  of a failure  to  report  all
from Mellon Investor Services LLC (toll free (888) 340-1578).       interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, AND
I hereby irrevocably  subscribe for the number of Common Shares     3. I am a U.S. person (including a U.S. resident alien).
indicated an this  Subscription  Certificate upon the terms and     CERTIFICATION INSTRUCTIONS.  You must cross out item 2 above if
conditions   specified  in  he   Prospectus.   Receipt  of  the     you  have  been  notified  by the IRS  that  you are  currently
Prospectus is hereby acknowledged.                                  subject to backup withholding because you have failed to report all interest and dividends on your tax return.
PLEASE  COMPLETE  THE  BACK  IT  YOU  WOULD  LIKE  TO  TRANSFER
OWNERSHIP OR REQUEST SPECIAL MAILING.                               Signature:________________________ Date:________________________
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                                                                                 SEE INSTRUCTIONS ON THE REVERSE SIDE

                                                                    3 /__/ BASIC SHARES TO SUBSCRIBE   /__/__/__/__/__/__/__/__/
                                                                                                            WHOLE SHARES

                                                                    4 /_/  OVERSUBSCRIPTION FOR SHARES    /__/__/__/__/__/__/__/__/
                                                                                                               WHOLE SHARES
1.  SIGNATURE:  This  form  MUST be  signed  by the  registered
holder(s)   exactly   as   their   name(s)   appears   on   the
certificate(s) or by person(s)  authorized to sign on behalf of the registered holder(s) by documents transmitted herewith.

X                         /           /
_________________________________________________________________
Signature of Shareholder    Date         Daytime Telephone #

X                         /           /
_________________________________________________________________
Signature of Shareholder    Date         Daytime Telephone #
                                                                    ENCLOSED IS MY PAYMENT FOR $ ______________________________
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5

_____________________________________                                                            __________________________
   SUBSCRIPTION CERTIFICATE NUMBER                                                                    CUSIP NUMBER

_____________________________________                  ____________________                      ___________________________
     BASIC SHARES TO SUBSCRIBE                                RIGHTS                               RECORD DATE SHARES

                                                          LYNCH CORPORATION
                                                  SUBSCRIPTION FOR RIGHTS OFFERING
                                                            RECORD DATE

A.   Number of Common Shares subscribed for through the Basic Subscription Privilege (not to exceed one Common Share for every three
     Subscription Rights held):_________Common Shares

B.   Number of Common Shares subscribed for through the  Oversubscription  Privilege (No limit, except Basic Subscription  Privilege must be fully exercised):_________________ Common Shares

C.   Total Subscription Price (sum lines A and B multiplied by $__________): $ _______________

D.   Method of Payment

     Certified or Cashier's  check or money order payable to Mellon Investor Services LLC (acting on behalf of Mellon Bank, N.A.).

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                                              HOW TO CONTACT MELLON INVESTOR SERVICES

                  By Telephone - 9 a.m. to 6 p.m. New York Time, Monday through Friday, except for bank holidays:

                                             From within the U.S., Canada or Puerto Rico
                                                     1-866-340-1578 (Toll Free)
                                                        From outside the U.S.
                                                      1-201-373-5156 (Collect)

                                         SUBSCRIPTION TO PURCHASE UNITS OF LYNCH CORPORATION
                                    RETURN TO: MELLON BANK, N.A. C/O MELLON INVESTOR SERVICES LLC

                                             WHERE TO FORWARD YOUR TRANSMITTAL MATERIALS

By Mail:                                            By Overnight Courier:                           By Hand

Mellon Bank, N.A.                                   Mellon Bank, N.A                                Mellon Bank, N.A
c/o Mellon Investor Services LLC                    c/o Mellon Investor Services LLC                c/o Mellon Investor Services LLC
Attn: Reorganization Dept.                          Attn: Reorganization Dept                       Attn: Reorganization Dept.
P.O. Box 3301                                       85 Challenger Road                              120 Broadway, 13th Floor
South Hackensack, NJ 07606                          Mail Drop-Reorg                                 New York, NY 10271
                                                    Ridgeffeld Park, NJ 07660

THIS RIGHTS OFFERING EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON  _____________XX,  2005 AND THIS SUBSCRIPTION  CERTIFICATE IS VOID
THEREAFTER.
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                                        6                                                               7
                           Special Transfer Instructions                                  Special Mailing Instructions

If you want  your  LYNCH  CORPORATION  Common      Signature Guarantee Medallion  Fill in ONLY if mailing to someone other than
Shares and any  refund  check to be issued in                                     the  undersigned or to the  undersigned at an
ANOTHER  NAME,  fill in this section with the                                     address other than that shown on the front of
information for the NEW account name.                                             this card. Mail  certificate(s)  and check(s)
                                                                                  to:

_____________________________________________    ________________________________ _____________________________________________
Name (Please Print First, Middle &Last Name)     (Title of Officer Signing this  Name (Please Print First, Middle & Last Name)
                                                            Guarantee)

_____________________________________________    ________________________________ _____________________________________________
   Address            (Number and Street)              (Name of Guarantor -               Address     (Number and Street)
                                                           Please Print)

_____________________________________________    ________________________________ _____________________________________________
           (City, State & Zip Code)                 (Address of Guarantor Firm)

_____________________________________________    ________________________________ _____________________________________________
           (Tax Identification or                                                           (City, State & Zip Code)
           Social Security Number)

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                            COMPLETE ALL APPLICABLE SECTIONS OF THIS FORM USING THE INSTRUCTIONS BELOW.

1    Sign and date Box 1 and include your daytime phone number.

2    PLEASE SIGN IN BOX 2 TO CERTIFY YOUR TAXPAYER ID OR SOCIAL  SECURITY NUMBER if you are a U.S.  Taxpayer.  If the Taxpayer ID or
     Social Security Number is incorrect or blank, write the corrected number in Box 2 and sign to certify.  Please note that Mellon
     Investor  Services may withhold 28% of your proceeds as required by the IRS if the Taxpayer ID or Social Security Number is not
     certified on our records. If you are a non - U.S. Taxpayer, please complete and return form W-8BEN.

3    Place an /X/ in the box and fill in the number of whole Common Shares you wish to subscribe for under your Basic Subscription

4    Place an /X/ in the box and fill in the number of whole Common Shares you wish to oversubscribe for under your Oversubscription
     Privilege. (No limit, except Basic Subscription Privilege must be fully exercised).

5    Rights card and calculation section for determining your Basic/Oversubscription Privileges.

6    If you want your LYNCH  CORPORATION  Common  Shares and any refund  check to be issued in another  name,  complete  the Special
     Transfer Instructions in Box 6. Signature(s) in Box 6 must be medallion guaranteed.

7    Fill in Box 7 if, mailing to someone other than the  undersigned  or to the  undersigned at an address other than that shown on the front of this card.

THIS RIGHTS  OFFERING HAS BEEN  QUALIFIED OR IS BELIEVED TO BE EXEMPT FROM  QUALIFICATION  ONLY UNDER THE FEDERAL LAWS OF THE UNITED
STATES AND THE LAWS OF THE STATES IN THE UNITED STATES.  RESIDENTS OR OTHER  JURISDICTIONS  MAY NOT PURCHASE THE SECURITIES  OFFERED
HEREBY UNLESS THEY CERTIFY THAT THEIR  PURCHASES OF SUCH  SECURITIES  ARE EFFECTED IN ACCORDANCE  WITH THE  APPLICABLE  LAWS OF SUCH
JURISDICTIONS.

THIS  RIGHTS  OFFERING  EXPIRES AT 5:00 P.M.,  NEW YORK CITY TIME,  ON _______ XX, 2005 AND THIS  SUBSCRIPTION  CERTIFICATE  IS VOID
THEREAFTER.